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                                                                EXHIBIT 10.12(x)

                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT


      This Second Amendment to Credit Agreement ("Amendment") dated August 13, 1997 is entered into between CREDENTIALS SERVICES INTERNATIONAL, INC., a Delaware corporation ("Borrower"), and LASALLE NATIONAL BANK, a national banking association ("Lender").


                                    Recitals:

      A. Borrower and Lender are parties to a Credit Agreement dated January 14, 1997, as amended by First Amendment to Credit Agreement dated March 10, 1997 (as so amended, the "Credit Agreement").

      B. Borrower has requested that Lender further amend the Credit Agreement in certain respects and Lender has agreed to enter into this Amendment on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the agreements contained herein and in the Credit Agreement and in consideration of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of Borrower by Lender, Borrower and Lender agree as follows:

      1. Definitions. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

      2. Amendments to the Credit Agreement. Effective on the Effective Date (as defined in Section 3(a) below) and if, and only if, the conditions set forth in Section 3(a) are satisfied, the Credit Agreement is amended as follows:

            (a) The definition of "Base Rate" in Section 1.1 of the Credit Agreement is amended to read as follows:

                  "Base Rate" shall mean, for any day, the higher of (a) the
            Federal Funds Rate for such day plus 2.25% per annum or (b) the Prime Rate for such day plus 1.25% per annum."

            (b) The definition of "Eurodollar Rate" in Section 1.1 of the Credit Agreement is amended to read as follows:

                  "Eurodollar Rate" shall mean, with respect to a Eurodollar
            Rate Loan for the relevant Interest Period, the Eurodollar Base Rate applicable to such Interest Period plus 3.00%. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple."


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            (c)   The definition of "Collateral Assignment of Undertakings" in
Section 1.1 of the Credit Agreement is deleted.

            (d)   The definition of "Securities Purchase Agreement" in Section
1.1 of the Credit Agreement is deleted.

            (e)   Clause (b) of the definition of "Net Issuance Proceeds" in
Section 1.1 of the Credit Agreement is deleted.

            (f) The definition of "Collateral Document" in Section 1.1 of the Credit Agreement is amended to delete the reference to "Collateral Assignment of Undertakings" therein.

            (g) Section 2.16 of the Credit Agreement is deleted in its entirety.

            (h) Subsection (c) of Section 6.01 of the Credit Agreement is deleted in its entirety.

            (i) Section 7.16 of the Credit Agreement is amended to delete the reference to "Securities Purchase Agreement" therein.

      3.    Effectiveness of Amendment.

            (a) Subject to Section 3(c) below, this Amendment shall become effective and be deemed effective on the date (the "Effective Date") upon which all of the following conditions shall have been satisfied;

                  (i) Lender shall have received this Amendment, duly executed by Borrower and Lender;

                  (ii) Lender shall have received from Borrower a fee in the amount of $34,250;

                  (iii) Lender shall have received from Borrower the financial statements required by Section 6.01(b) of the Credit Agreement as of September 30, 1997 and for the fiscal year then ended and the compliance certificate accompanying such financial statements shall demonstrate that Borrower is in compliance with the provisions of Article 8 of the Credit Agreement;

                  (iv)  No Default shall have occurred and be continuing; and

                  (v) Lender shall have received such other documents, instruments and agreements as Lender may reasonably request.

            (b) Notification of Effective Date. Upon satisfaction of the conditions set forth in Section 3(a) of this Amendment, Lender shall provide written notification to Borrower, in the form attached hereto as Exhibit A, setting forth the Effective Date.


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            (c)   Failure to Satisfy Conditions. If the conditions set forth in
Section 3(a) of this Amendment shall not have been satisfied on or before October 31, 1997, then this Amendment shall be null and void and of no force and effect.

      4.    Representations and Warranties.

            (a) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date of this Amendment (except to the extent any such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier dates) and that, as of the Effective Date of this Amendment and after giving effect hereto, no Default has occurred and is continuing.

            (b) Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

            (c) The execution and delivery of this Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of Borrower or of any agreement binding on Borrower, including, without limitation, any document, instrument or agreement evidencing any of the Subordinated Indebtedness.

      5.    Reference to and Effect on Credit Agreement.

            (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import, and each reference to the Credit Agreement in any instrument or document delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically set forth herein, the Credit Agreement, and all other documents, instruments and agreements executed or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

            (c) This Amendment may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

            (d) This Amendment, together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.


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            (e)   This Amendment shall be governed by and construed in
accordance with the internal law (without regard to the conflict of laws provisions) of the State of Illinois.

                                    * * * * *


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      IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                       CREDENTIALS SERVICES
                                       INTERNATIONAL, INC.



                                       By:  /s/ Thomas J. Maloney
                                           ------------------------------------
                                       Title:  Chairman
                                              ----------------------------------



                                       LASALLE NATIONAL BANK



                                       By:  /s/ Patricia M. Borkowski
                                           -------------------------------------
                                       Title:  Vice President
                                              ----------------------------------


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                                                                       EXHIBIT A


                            NOTICE OF EFFECTIVE DATE


Credentials Services International, Inc.
c/o Lincolnshire Management, Inc.
780 Third Avenue
New York, NY 10017

Ladies and Gentlemen:

      Reference is made to Second Amendment to Credit Agreement dated August 15, 1997 (the "Amendment") between Credential Services International, Inc. and LaSalle National Bank ("Lender").

      Pursuant to Section 3(b) of the Amendment, Lender hereby notifies you that the Effective Date of the Amendment is _________, 1997.


                                       Very truly yours,

                                       LASALLE NATIONAL BANK


                                       By:______________________________________

                                          Title:


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